SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  May 28, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-01              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On May 28, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on May 28, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  June 17, 2002              By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 28, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on May 28, 2002

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

                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                Statement to Certificate Holders
                                      May 28, 2002

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1    244,598,300.00   241,802,329.43   2,726,472.83  1,410,513.59    4,136,986.42             0.00  0.00  239,075,856.60
IA2    270,300,002.00   267,210,238.70   3,012,962.94  1,670,063.99    4,683,026.93             0.00  0.00  264,197,275.76
IA3     19,307,143.00    19,086,445.62     215,211.64          0.00      215,211.64             0.00  0.00   18,871,233.98
IIA1   169,800,000.00   159,242,582.90  10,031,696.86    306,541.97   10,338,238.83             0.00  0.00  149,210,886.04
IIA2   113,480,000.00   113,480,000.00           0.00    554,160.67      554,160.67             0.00  0.00  113,480,000.00
IIA3    55,413,000.00    55,413,000.00           0.00    303,847.95      303,847.95             0.00  0.00   55,413,000.00
IIA4    20,522,000.00    20,522,000.00           0.00    119,027.60      119,027.60             0.00  0.00   20,522,000.00
IIA5    49,255,800.00    49,255,800.00           0.00    302,512.71      302,512.71             0.00  0.00   49,255,800.00
AR             100.00             0.00           0.00          0.00            0.00             0.00  0.00            0.00
IP      11,851,879.00    11,835,642.25      67,395.56          0.00       67,395.56             0.00  0.00   11,768,246.69
IIM1    11,824,154.00    11,824,154.00           0.00     66,510.87       66,510.87             0.00  0.00   11,824,154.00
IIM2     6,449,538.00     6,449,538.00           0.00     36,278.65       36,278.65             0.00  0.00    6,449,538.00
IB1      7,901,731.00     7,867,973.56       5,967.15     45,896.51       51,863.66             0.00  0.00    7,862,006.41
IB2      3,386,403.00     3,371,935.75       2,557.31     19,669.63       22,226.94             0.00  0.00    3,369,378.44
IB3      3,668,603.00     3,652,930.15       2,770.42     21,308.76       24,079.18             0.00  0.00    3,650,159.73
IB4        846,600.00       842,983.19         639.33      4,917.40        5,556.73             0.00  0.00      842,343.86
IB5      1,128,801.00     1,123,978.58         852.44      6,556.54        7,408.98             0.00  0.00    1,123,126.14
IB6      1,411,004.00     1,404,975.97       1,065.42      8,195.69        9,261.11             0.00  0.00    1,403,910.55
IIB      3,224,771.00     3,224,771.00           0.00     18,139.34       18,139.34             0.00  0.00    3,224,771.00
IIX              0.00             0.00           0.00     71,253.63       71,253.63             0.00  0.00            0.00
TOTALS 994,369,829.00   977,611,279.10  16,067,591.90  4,965,395.50   21,032,987.40             0.00  0.00  961,543,687.20
IIAIO   42,000,000.00    42,000,000.00           0.00    210,000.00      210,000.00             0.00  0.00   42,000,000.00
IX      12,692,756.00    12,510,547.66           0.00     72,978.19       72,978.19             0.00  0.00   12,298,216.12
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22540VG63      988.56913327    11.14673663    5.76665328     16.91338991     977.42239664           IA1          7.000000 %
IA2     22540VG71      988.56913327    11.14673665    6.17855708     17.32529373     977.42239662           IA2          7.500000 %
IA3     22540VG89      988.56913320    11.14673673    0.00000000     11.14673673     977.42239647           IA3          0.000000 %
IIA1    22540VG97      937.82439870    59.07948681    1.80531196     60.88479876     878.74491190           IIA1         2.100000 %
IIA2    22540VH21    1,000.00000000     0.00000000    4.88333336      4.88333336   1,000.00000000           IIA2         5.860000 %
IIA3    22540VH39    1,000.00000000     0.00000000    5.48333333      5.48333333   1,000.00000000           IIA3         6.580000 %
IIA4    22540VH47    1,000.00000000     0.00000000    5.80000000      5.80000000   1,000.00000000           IIA4         6.960000 %
IIA5    22540VH54    1,000.00000000     0.00000000    6.14166677      6.14166677   1,000.00000000           IIA5         7.370000 %
AR      22540VJ78        0.00000000     0.00000000    0.00000000      0.00000000       0.00000000           AR           7.000000 %
IP      22540VH88      998.63002736     5.68648735    0.00000000      5.68648735     992.94354001           IP           0.000000 %
IIM1    22540VH96    1,000.00000000     0.00000000    5.62500032      5.62500032   1,000.00000000           IIM1         6.750000 %
IIM2    22540VJ29    1,000.00000000     0.00000000    5.62499981      5.62499981   1,000.00000000           IIM2         6.750000 %
IB1     22540VJ37      995.72784242     0.75516997    5.80841211      6.56358208     994.97267244           IB1          7.000000 %
IB2     22540VJ45      995.72784161     0.75517001    5.80841382      6.56358384     994.97267159           IB2          7.000000 %
IB3     22540VJ52      995.72784245     0.75517029    5.80841263      6.56358292     994.97267216           IB3          7.000000 %
IB4     22540VJ86      995.72784077     0.75517364    5.80841011      6.56358375     994.97266714           IB4          7.000000 %
IB5     22540VJ94      995.72783865     0.75517297    5.80841087      6.56358384     994.97266569           IB5          7.000000 %
IB6     22540VK27      995.72784344     0.75507936    5.80841018      6.56348954     994.97276407           IB6          7.000000 %
IIB     22540VJ60    1,000.00000000     0.00000000    5.62500097      5.62500097   1,000.00000000           IIB          6.750000 %
TOTALS                 983.14656236    16.15856740    4.99350981     21.15207721     966.98799497           IIAIO        6.000000 %
IIAIO   22540VH62    1,000.00000000     0.00000000    5.00000000      5.00000000   1,000.00000000           IX           7.000000 %
IX      22540VH70      985.64469844     0.00000000    5.74959371      5.74959371     968.91613768
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com

                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                                May 28, 2002


Section 4.04(a)(i)      Scheduled Principal Payments                                                      760,914.13
                        Principal Prepayments                                                          14,665,395.22
                        Repurchases                                                                             0.00

Section 4.04(a)(ii)     Current Interest                                                                5,248,373.69
                        Carryforward Interest                                                                   0.00

Section 4.04(a)(iii)    Certificate Interest Shortfalls                                                         0.00
                        Certificate Principal Shortfalls                                                        0.00

Section 4.04(a)(v)      Aggregate Loan Balance                                                        962,905,614.79
                        Loan Group 1 Aggregate Loan Balance                                           552,163,539.16
                        Loan Group 2 Aggregate Loan Balance                                           410,742,075.63

Section 4.04(a)(vi)     Master Servicing Fees                                                               3,856.70
                        Trust Administrator Fees                                                            1,811.86
                        Servicing Fees                                                                    570,429.63

Section 4.04(a)(viii)   Current Advances                                                                5,746,184.94
                        Outstanding Advances                                                           11,318,865.03

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                        Number of Loans delinquent 31 to 60 days                                               10.00
                        Balance of Loans delinquent 31 to 60 days                                       1,084,567.76
                        Number of Loans delinquent 61 to 90 days                                                1.00
                        Balance of Loans delinquent 61 to 90 days                                         128,627.27
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00

                        Group 2
                        Number of Loans delinquent 31 to 60 days                                                6.00
                        Balance of Loans delinquent 31 to 60 days                                       1,719,994.69
                        Number of Loans delinquent 61 to 90 days                                                4.00
                        Balance of Loans delinquent 61 to 90 days                                       1,038,339.11
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00


                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                            May 28, 2002



Section 4.04(a)(x)      Rolling Three Month Delinquency Rate                                      0.167256 %



Section 4.04(a)(xi)     REO Properties


                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xii)    Current Realized Losses                                                         0.00
                        Aggregate Realized Losses                                                       0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity
                        Group 1                                                                         331
                        Group 2                                                                         334

                                     -8-



                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
